                                                               Exhibit 31.2
                                  CERTIFICATION

         I, J. Richard Iler, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of SiriCOMM,
Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respect the financial condition, results of operations and cash flows of the
Company as of, and for, the periods presented in this quarterly report.

         4. The Company's other certifying officers and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in
Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

         a)       designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         b)       evaluated the effectiveness of the Company's disclosure
                  controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation
                  Date"); and

         c)       presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The Company's other certifying officers and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of Company's board of directors (or persons performing the equivalent functions):

         a)       all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any
                  material weaknesses in internal controls; and

         b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the
                  Company's internal controls; and

         6. The Company's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 22, 2006                                           /s/ J. Richard Iler
                                                     ---------------------------
                                                     J. Richard Iler
                                                     Executive Vice President
                                                     and Chief Financial Officer